CLAYMORE EXCHANGE-TRADED FUND TRUST 2

Guggenheim Shipping ETF

Supplement to the currently effective Prospectus for the above listed Fund:

The following disclosure is hereby added to the “Principal Investment Risks” section in the Prospectus for the Fund immediately preceding the paragraph titled “Non-Correlation Risk”:

Micro-Cap Company Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.

Claymore Exchange-Traded Fund Trust 2
2455 Corporate West Drive
Lisle, Illinois 60532

Please Retain This Supplement for Future Reference

October 22, 2010
ETF-PRO-SEA-SUP102210